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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 20, 2000





                            MOHAWK INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                 01-19826                52-1604305
         --------                 --------                ----------
      (State or other         (Commission File          (IRS Employer
      Jurisdiction of             Number)            Identification No.)
      Incorporation)






              160 South Industrial Blvd., Calhoun, Georgia 30701
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         (Address, including zip code, of principal executive offices)





                                (706) 629-7721
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             (Registrant's telephone number, including area code)
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     Item 5. Other Events
             ------------

             On July 20, 2000, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing second quarter earnings for 2000. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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          C. Exhibits

             99.1 Press Release dated July 20, 2000
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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    Mohawk Industries, Inc.





    Date: July 20, 2000                             By: /s/ Frank H. Boykin
                                                        -------------------
                                                            Frank H. Boykin
                                                            Corporate Controller
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                                INDEX TO EXHIBITS
                                -----------------

         Exhibit
         -------


         99.1              Press Release dated July 20, 2000